UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934


Date of Report:   December 21, 2006
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                          DALECO RESOURCES CORPORATION
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               (Exact name of registrant as specified in Charter)


         Nevada                          0-12214                 23-2860734
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(State or other jurisdiction       (Commission File No)        (IRS Employee
of Incorporation)                                            Identification No.)

          17 Wilmont Mews, 5th Floor, West Chester, Pennsylvania 19382
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:     610-429-0181
                                                    -------------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

      By action of the Board of Directors of Company at its meeting on December 14, 2006, the Expiration Date for the Participation Warrants issued in connection with the Company's $1,625,000 Private Placement Offering in September 2005, has been extended from December 31, 2006, until September 16, 2007. The Board of Directors also extended the Expiration Date for the Contingent Warrants issued in connection with the Company's $1,625,000 Private Placement Offering in September 2005, from December 31, 2007, until September 16, 2008.

      The Board of Directors also extended the date for the expiration of the warrant issued to Terra Silex Holdings. Ltd ("Terra Silex Warrant"), from December 31, 2006 until September 16, 2007.

      Other than the changes to the respective Expiration Dates, the terms and conditions of the Participation Warrants, Contingent Warrants and the Terra Silex Warrant remain unchanged in all respects.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Daleco Resources Corporation
                                               ----------------------------
                                                       (Registrant)


Date:  December 21, 2006
                                               /s/ Gary J. Novinskie
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                                               Gary J. Novinskie, President


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